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                                                                      EXHIBIT 23

                      Consent of Independent Accountants

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-35-217) of Republic Automotive Parts, Inc. of our report dated February 22, 1996, appearing on page 10 of the Annual Report to Stockholders which is incorporated in this Annual Report on Form 10-K. We also consent of the incorporation by reference of our report on the Financial Statement Schedule, which appears as Exhibit 27 to this Form 10-K.


/s/   PRICE WATERHOUSE LLP


Nashville, Tennessee
March 27, 1996